UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 6, 2006

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Throughout this document, the Registrant, AT&T Inc., is referred to as “we” or “AT&T” and all dollar amounts are in millions.

AT&T is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including Registration Statement on Form S-3 (File No. 333-118476), updated information about its pending acquisition of BellSouth Corporation (“BellSouth”). Unaudited Pro Forma Condensed Combined Financial Information as of and for the period ended March 31, 2006, derived from the historical consolidated financial statements of AT&T, BellSouth and Cingular Wireless L.L.C. (“Cingular”) and adjusted to give effect to AT&T’s acquisition of BellSouth, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additionally, during the preparation of this updated information and after the filing of Amendment No. 2 to AT&T Inc.'s Registration Statement on Form S-4 (the "Registration Statement"), AT&T determined that the total amount of transactions between AT&T and BellSouth should have been $199 instead of $339. (The amount of the transactions between the two companies is subtracted from both the revenue line and the expense line when determining what would be the overall amount of revenues and expenses for the combined company.) This change in the amount of these inter-company transactions will increase the Total Operating Revenues line and will increase the Cost of Sales line in the unaudited pro forma condensed combined statement of income for the quarter ended March 31, 2006. The inter-company revenue and expense adjustments are shown on page 100 (and the corresponding footnote (d1) on page 107) of the joint proxy statement/prospectus included as part of the Registration Statement.

As a result of this determination:

•	The amount of $28,909 included on the Total Operating Revenue line on pages 12 and 100 of the joint proxy statement/prospectus should be $29,049 instead of $28,909, and
•	The amount of $11,752 included on the Cost of Sales line on page 100 of the joint proxy statement/prospectus should be $11,892 instead of $11,752.
•	Calculations of Operating Income, Net Income and per share amounts were unchanged.

Although the resulting changes to Total Operating Revenues and Cost of Sales are offsetting and immaterial, AT&T has decided to highlight the change in the amount of inter-company transactions in an effort to avoid potential confusion.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: June 6, 2006	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller